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                                                                      EXHIBIT 22


            SUBSIDIARIES OF THE COMPANY (as of September 15, 1994)

     Name                                                           State of
                                                               Incorporation

     ACMED Therapy Technologies Corp. ..................................  DE
     Advanced Care Medicine, Inc. ......................................  DE
     Baton Rouge Rehab, Inc. ...........................................  DE
          d/b/a The Rehabilitation Hospital of Baton Rouge
     Braintree Rehabilitation Ventures, Inc. ...........................  MA
     Capital Rehabilitation Hospital, Inc. .............................  DE
     Central Arizona Rehabilitation Hospital, Inc. .....................  DE
     Central Arkansas Outpatient Centers, Inc. .........................  DE
          d/b/a Little Rock Rehabilitation Center
          d/b/a Southeast Arkansas Rehabilitation Center
          d/b/a Searcy WorkAble Center
          d/b/a WorkAble
     Chandler Rehabilitation Hospital, Inc. ............................  DE
     Chico Rehabilitation Hospital, Inc. ...............................  DE
     Clear Lake Rehabilitation Hospital, Inc. ..........................  TX
          d/b/a CMS WorkAble of Clear Lake
     CHS Therapy Technologies Corp. ....................................  DE
     CMS Alexandria Rehabilitation, Inc. ...............................  DE
     CMS Baton Rouge Rehabilitation, Inc. ..............................  DE
     CMS Beaumont Rehabilitation, Inc. .................................  TX
     CMS Capital Ventures, Inc. ........................................  DE
     CMS Contra Costa Clinic, Inc. .....................................  DE
     CMS Denver Rehabilitation, Inc. ...................................  DE
     CMS Development and Management Company, Inc. ......................  DE
     CMS Elizabethtown, Inc. ...........................................  DE
     CMS Fayetteville Rehabilitation, Inc. .............................  DE
     CMS Fort Worth Rehabilitation, Inc. ...............................  TX
     CMS Fresno Rehabilitation, Inc. ...................................  DE
     CMS Houston Rehabilitation, Inc. ..................................  TX
     CMS Jonesboro Rehabilitation, Inc. ................................  DE
          d/b/a Northeast Arkansas Rehabilitation Hospital
          d/b/a Physical Medicine and Sports Rehabilitation Center
     CMS Kansas City Rehabilitation, Inc. ..............................  DE
     CMS Outpatient Centers of North Texas, Inc. .......................  DE
          d/b/a CMS WorkAble
          d/b/a Continental Rehabilitation Center for Women
     CMS Outpatient Centers of South Texas, Inc. .......................  DE
          d/b/a CMS WorkAble of Houston
          d/b/a CMS WorkAble of Clear Lake
     CMS Pennsylvania, Inc. ............................................  DE



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     CMS Physician Services, Inc. ......................................  DE
     CMS of Ohio, Inc. .................................................  DE
     CMS Rehab Technologies Corp. ......................................  DE
     CMS Rehabilitation Center of Hialeah, Inc. ........................  DE
     CMS Ruston Rehabilitation, Inc. ...................................  DE
     CMS San Diego Rehab, Inc. .........................................  DE
          d/b/a Rehabilitation Hospital of San Diego
     CMS San Diego Surgical, Inc. ......................................  DE
     CMS Sherwood Rehabilitation, Inc. .................................  DE
     CMS South Miami Rehab, Inc. .......................................  DE
          d/b/a CMS WorkAble of Aventura
          d/b/a Club Rehab
     CMS Sportsmed Clinic, Inc. ........................................  DE
     CMS Therapies, Inc. ...............................................  NC
      Subsidiaries:
          North Shore Rehab Association, Inc. ..........................  WI
     CMS Therapies Management, Inc. ....................................  NC
     CMS Therapies Provider, Inc. ......................................  NC
     CMS Topeka Rehabilitation, Inc. ...................................  DE
     CMS Tri-Cities Rehabilitation, Inc. ...............................  DE
          d/b/a Northeast Tennessee Rehabilitation Hospital
     CMS Tustin Rehabilitation, Inc. ...................................  DE
     CMS Wichita Rehabilitation, Inc. ..................................  DE
     CMS WorkAble, Inc. ................................................  DE
          d/b/a CMS Rehab and Performance Center
          d/b/a CMS WorkAble of Tucson
     CMS WorkAble of Paragould, Inc. ...................................  DE
          d/b/a North Arkansas Regional Industrial Rehabilitation
                 Center
     CMS Worknet of Baton Rouge, Inc. ..................................  DE
     CMSI Systems of Texas, Inc. .......................................  TX
     COA Therapy Technologies Corp. ....................................  DE
     Colorado Outpatient Centers, Inc. .................................  DE
     CompHealth, Inc. ..................................................  DE
     CompHealth Medical Staffing, Inc. .................................  DE
     Continental Medical of Arizona, Inc. ..............................  DE
     Continental Medical of Colorado, Inc. .............................  DE
     Continental Medical Systems of Florida, Inc. ......................  FL
     Continental Medical of Kentucky, Inc. .............................  DE
     Continental Medical of Palm Beach, Inc. ...........................  DE
          d/b/a Helen Wilkes Residence
     Continental Rehab of W.F., Inc. ...................................  TX
     Continental Rehabilitation Hospital of Arizona, Inc. ..............  DE
     Elizabethtown Management Company, Inc. ............................  DE

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     Encompus, Inc. ....................................................  DE
     Fairfield Rehabilitation Hospital, Inc. ...........................  DE
     Fairland Nursing and Retirement Home, Inc. ........................  DE
          d/b/a Fairland Nursing and Retirement Home
          d/b/a Eastern Neuro Rehabilitation Hospital
     Great Plains Rehabilitation Hospital, Inc. ........................  DE
     Hartford Rehabilitation Hospital, Inc. ............................  DE
     HCA Wesley Rehabilitation Clinic of Liberal, Inc. .................  DE
     HCA Wesley Rehabilitation Hospital, Inc. ..........................  DE
     Hialeah Convalescent Centers, Inc. ................................  FL
          d/b/a Palmetto Rehabilitation Center
     Indiana Outpatient Centers, Inc. ..................................  DE
          d/b/a WorkAble of Central Indiana
     Innovative Health Alliances, Inc. .................................  DE
     KBT Corporation....................................................  MA
     K.C. Rehabilitation Hospital, Inc. ................................  DE
          d/b/a Mid-America Rehabilitation Hospital
     Kansas Outpatient Centers, Inc. ...................................  DE
     Kansas Rehabilitation Hospital, Inc. ..............................  DE
     Kentfield Hospital Corporation.....................................  CA
          d/b/a Kentfield Rehabilitation Hospital
     Keystone Medical Systems, Inc. ....................................  PA
     Kokomo Rehabilitation Hospital, Inc. ..............................  DE
          d/b/a Kokomo Rehabilitation, Inc.
     Lafayette Rehabilitation Hospital, Inc. ...........................  DE
     Louisiana Outpatient Centers, Inc. ................................  DE
     Maryland Rehabilitation Hospital, Inc. ............................  DE
     Medical Management Associates, Inc. ...............................  CA
      Subsidiaries:
          Mancor Medical Management Company, Inc. ......................  CA
     Mid-America Outpatient Centers, Inc. ..............................  DE
     Nevada Rehabilitation Hospital, Inc. ..............................  DE
     North Louisiana Rehabilitation Center, Inc. .......................  LA
     Northeast Arkansas Rehabilitation Unit, Inc. ......................  AR
     Northeast Oklahoma Rehabilitation Hospital, Inc. ..................  DE
     Northern Virginia Rehabilitation Hospital, Inc. ...................  DE
     Orange Rehabilitation Hospital, Inc. ..............................  DE
          d/b/a San Joaquin Valley Rehabilitation Hospital
          d/b/a CMS WorkAble of Fresno
     P.G. Rehabilitation Hospital, Inc. ................................  DE
     Palm Springs Rehabilitation Hospital, Inc. ........................  DE
     Park Manor Nursing Home, Inc. .....................................  DE
     Premier Ancillary Services, Inc. ..................................  DE

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     Pro Therapy of America, Inc. ......................................  DE
      Subsidiaries:
          Apco Medical Laboratories, Inc. ..............................  MI
          Professional Therapy International, Inc. .....................  FL
          Professional Therapy Staffing, Inc. ..........................  MI
     Professional Management Resources, Inc. ...........................  NY
     RCM Management Company, Inc. ......................................  DE
     RWI Therapy Technologies Corp. ....................................  DE
     Rehab Concepts Corp. ..............................................  DE
     Rehab Connection, Inc. ............................................  DE
     Rehab Resources, Inc. .............................................  DE
     Rehabilitation Hospital of Colorado Springs, Inc. .................  DE
          d/b/a The Womens Center for Rehabilitation
          d/b/a The Language Learning Center
     Rehabilitation Hospital of Fort Wayne, Inc. .......................  DE
     Rehabilitation Hospital of Nevada-Las Vegas, Inc. .................  DE
     Rehabilitation Hospital of Plano, Inc. ............................  TX
          d/b/a Plano Rehabilitation Hospital
     RehabWorks of California, Inc. ....................................  CA
          d/b/a Orthopedic and Sport Therapy Clinic of Marin
     RehabWorks, Inc. ..................................................  FL
      Subsidiaries of RehabWorks, Inc.
          Rehab Joint Ventures, Inc. ...................................  FL
          Rehabilitative Associates, Inc. ..............................  FL
          Pinellas-Rodriguez Rehabilitative
           Associates Ltd., Inc. .......................................  FL
          Management Care Therapy Services, Inc. .......................  FL
          Selective Rehabilitative Services, Inc. ......................  FL
          Rehab Plus of Orlando, Inc. ..................................  FL
          Rehab Plus of Raleigh, Inc. ..................................  NC
     Romano Rehabilitation Hospital, Inc. ..............................  TX
          d/b/a Houston Rehabilitative Institute
     SD Acquisition Corporation.........................................  DE
     SD Partners, Inc. .................................................  DE
     San Bernardino Rehabilitation Hospital, Inc. ......................  DE
     SelectRehab, Inc. .................................................  DE
     Sherwood Rehabilitation Hospital, Inc. ............................  DE
          d/b/a Central Arkansas Rehabilitation Hospital
     Sierra Pain and Occupational Rehabilitation Center, Inc. ..........  DE
     Southeast Texas Rehabilitation Hospital, Inc. .....................  TX
     Tarrant County Rehabilitation Hospital, Inc. ......................  TX
          d/b/a Fort Worth Rehabilitation Hospital d/b/a Rehabilitation Associates

     Terre Haute Rehabilitation Hospital, Inc. .........................  DE
     The Kelton Corporation.............................................  MA
          d/b/a Braintree Hospital
     The Nursing Home at Chevy Chase, Inc. .............................  DE
     The Rehab Source, Inc. ............................................  DE
     Therapy Source, Inc. ..............................................  DE
     Tulsa Rehabilitation Hospital, Inc. ...............................  DE
     Tyler Rehabilitation Hospital, Inc. ...............................  TX
     VTA Management Services, Inc. .....................................  NY
     VTA Therapy Technologies Corp. ....................................  DE
     Western Neuro Care, Inc. ..........................................  DE
          d/b/a Western Neuro Care Center
          d/b/a Tustin Rehabilitation Hospital
     Western Neurologic Residential Centers, Inc. ......................  CA
          d/b/a Meridian Neuro Care
          d/b/a Meridian Home Health Care
     Western Neuro Residential, Inc. ...................................  DE
          d/b/a Meridian Neuro Care
     Wichita Falls Rehabilitation Hospital, Inc. .......................  TX
          d/b/a Wichita Falls Rehabilitation Hospital


                                 PARTNERSHIPS
     Name                                                           State of
                                                                   Formation

     Back Center Associates, Limited Partnership........................  DE
     Beaumont Rehab Associates Limited Partnership......................  DE
          d/b/a Southeast Texas Rehabilitation Hospital
     Central Arkansas Rehabilitation Associates L.P. ...................  DE
     Central Louisiana Rehab Associates, L.P. ..........................  DE
          d/b/a Central Louisiana Rehabilitation Hospital
     Collin County Rehab Associates Limited Partnership.................  DE
     Contra Costa Associates, General Partnership.......................  DE
          d/b/a Contra Costa Physical Therapy and Sports Medicine Center
     CMS Rehab of W.F., L.P. ...........................................  DE
     CMS Rehabilitation Center of South Miami...........................  DE
          d/b/a CMS WorkAble of South Miami
     Helmwood Associates Limited Partnership............................  DE
          d/b/a Pathways Post-Acute Brain Injury Program
     Houston Rehabilitation Associates..................................  DE

     Kokomo Rehabilitation Hospital L.P. ...............................  DE
          d/b/a WorkAble of Central Indiana
     Kron Clinical Services, L.P. ......................................  DE
     Lakeview Rehabilitation Group Partners.............................  KY
     Lafayette Rehab Associates, Limited Partnership....................  DE
          d/b/a Rehabilitation Hospital of Lafayette
     Maryland Rehab Associates, L.P. ...................................  DE
     Memphis Rehab Associates, Limited Partnership......................  DE
     Mid-America Associates, Limited Partnership........................  DE
     Northeast Oklahoma Rehab Associates, L.P. .........................  DE
          d/b/a Northeast Oklahoma Rehabilitation Hospital
     Northern Rhode Island Rehab Management Associates, L.P. ...........  DE
          d/b/a Northern Rhode Island Rehabilitation Hospital
     Northwest Arkansas Rehabilitation Associates.......................  AR
     Physical Therapy and Sports Medicine Center Partnership............  MI
     Pride/Braintree Joint Venture......................................  MA
     Prince George's Rehab Associates, L.P. ............................  DE
     Rehab Hospital of Fort Wayne General Partnership...................  DE
          d/b/a Rehabilitation Hospital of Fort Wayne
     Rehabilitation Hospital of Nevada-Las Vegas, L.P. ...................DE
          d/b/a Rehabilitation Hospital of Nevada-Las Vegas
     Reno Rehab Associates, Limited Partnership.........................  DE
          d/b/a Rehabilitation Hospital of Nevada-Reno
     San Bernardino Rehabilitation Hospital.............................  CA
     San Diego Rehab Limited Partnership................................  DE
          d/b/a Continental Rehabilitation Hospital of San Diego
     San Diego Rehabilitation Associates................................  DE
     San Diego Surgical Hospital Limited Partnership....................  DE
          d/b/a San Diego Hospital for Special Surgery
     San Joaquin Valley Rehabilitation Hospital L.P. ...................  DE
     Southern Arizona Regional Rehabilitation Hospital, L.P. ...........  DE
          d/b/a Southern Arizona Rehabilitation Hospital
          d/b/a Northwest Center for Physical Therapy
     Southern Rhode Island Rehab Management Associates, L.P. ...........  DE
          d/b/a Southern Rhode Island Rehabilitation Hospital
     Sportsmed Associates...............................................  DE
          d/b/a Continental Therapy Center
     Terre Haute Regional Rehabilitation Hospital, L.P. ................  DE
          d/b/a Continental Rehabilitation Hospital of Terre Haute
     Tri-Cities Rehabilitation Hospital, L.P. ..........................  DE
     West Gables Rehabilitation Hospital, Ltd. .........................  FL
          d/b/a CMS WorkAble of Miami

     Tyler Rehab Associates, L.P. ......................................  DE
          d/b/a Tyler Rehabilitation Hospital
     Central Louisiana Rehab Associates, L.P. ..........................  DE
          d/b/a Central Louisiana Rehabilitation Hospital
     Clear Lake Health Associates, L.P. ................................  DE
     Plano Health Associates, Limited Partnership.......................  DE
     Rocky Mountain Health Associates Limited Partnership...............  DE
     San Diego Health Associates Limited Partnership....................  DE
     Tulsa Rehab Hospital, L.P. ........................................  DE
     Ruston Louisiana Associates Limited Partnership....................  DE
     Jay Hawk Associates of Delaware Limited Partnership................  DE
     Johnson Rehab Associates Limited Partnership.......................  DE
     Arapahoe Rehab Associates Limited Partnership......................  DE
     United Medical Associates Limited Partnership......................  DE
     Rehabmed Associates Limited Partnership............................  DE
     Fresno Rehab Associates Limited Partnership........................  DE
     Jonesboro Health Associates Limited Partnership....................  DE
     Wichita Rehab, L.P. ...............................................  DE
     Tarrant County Rehab Associates Limited Partnership................  DE
     Central Arkansas Associates Limited Partnership....................  DE
     Colorado Springs Associates Limited Partnership....................  DE
     Plano Rehab Associates Limited Partnership.........................  DE
     Washington Rehab Associates Limited Partnership....................  DE
     Clear Lake Rehab Associates, L.P. .................................  DE


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